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                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - DECEMBER 15, 2004

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                                                           YEAR                                                         ANTICIPATED
                                                          BUILT /      WATER                                              CONTRACT
RIG                         RIG DESIGN                    REBUILT      DEPTH         LOCATION              OPERATOR      EXPIRATION
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
U.S. GULF OF MEXICO(12)
-----------------------

JACKUPS (2)
-----------

# Noble Eddie Paul          MLT Class 84-E.R.C. (T)       1976/1995    390'-IC   High Island A-572           Apache           3/2005

Noble Tom Jobe              MLT Class 82-SD-C (T) (Z)       1982       250'-IC   South Timbalier 177      ChevronTexaco      12/2004

SEMISUBMERSIBLES (7)
--------------------

# Noble Paul Romano         Noble EVA 4000TM (T)          1981/1998    6,000'    MS - Signal shipyard       Shipyard


Noble Jim Thompson          Noble EVA 4000TM (T)          1984/1999    6,000'    Garden Banks 341             Shell           6/2005

# Noble Amos Runner         Noble EVA 4000TM (T)          1982/1999    6,600'    Garden Banks 303          Kerr-McGee         2/2005


# Noble Max Smith           Noble EVA 4000TM (T)          1980/1999    6,000'    Mississippi Canyon 722   Amerada Hess        2/2005




# Noble Lorris Bouzigard    IPF Pentagone (T)             1975/2003   4,000' **  Viosca Knoll 773         Stone Energy        1/2005





# Noble Therald Martin      IPF Pentagone (T)             1977/2003    4,000'    Ewing Banks 948              Pogo            1/2005


Noble Clyde Boudreaux       F&G 9500 Enhanced Pacesetter  1987/1999    10,000'   MS - Signal shipyard       Shipyard

SUBMERSIBLES (3)
----------------

# Noble Joe Alford          Pace 85                       1982/1997     85'-C    High Island 74           ATP Oil & Gas      12/2004


# Noble Lester Pettus       Pace 85                       1982/1997     85'-C    Mobile 862              Walter Oil & Gas     1/2005


Noble Fri Rodli             Transworld                    1979/1998     70'-C    West Cameron 44             Unocal          12/2004

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(#) Denotes change from previous report.
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                             DAYRATE
RIG                           ($000)    COMMENTS
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
# Noble Eddie Paul               *      90-day extension effective 12/15/2004.

Noble Tom Jobe                 37-38    Negotiating a 90-day extension.

SEMISUBMERSIBLES (7)

# Noble Paul Romano                     Rig entered shipyard for surveys and repairs on 11/27/2004 for +/- 85-100 days. After shipyard repairs, 90-day contract with Anadarko @ $135-136.

Noble Jim Thompson            109-111   Contract commenced 11/16/2004.

# Noble Amos Runner            89-91    Contract commenced on 11/16/2004 for +/- 45 days. Then one well, +/- 120 days @ $128-
                                        129. Then 6 months at $152-153.

# Noble Max Smith              88-90    Contract commenced on 8/28/2004. Through 11/10/2004 @ $154-156 under its term contract for the Noble Max Smith. The remainder of the well, through +/- 2/15/2004 @ $88-90.
                                        Amerada Hess has a one well option at mutually agreed rate. Rig experienced 4 days of downtime in October 2004.

# Noble Lorris Bouzigard       59-61    Contract commenced on 10/16/2004 through +/- 01/05/2005. From 9/07/2004 through
                                        10/15/2004 rate was $41-43. After Stone Energy, to Pogo for +/- 45 days @ $49-51. Then to
                                        Mariner on +/- 2/15/2005 for 2 wells, +/- 60 days @ $74-76,  2 wells, +/- 90 days @ $79-81, plus two option wells at a mutually agreed rate. Rig scheduled to be down 5-7 days for inspection in 2Q 2005.

# Noble Therald Martin         54-56    Contract commenced on 12/14/2004 for +/- 45 days,  plus option well at mutually agreed rate.
                                        Then to ChevronTexaco for 2 wells, +/- 70 days @ $67-72.

Noble Clyde Boudreaux

SUBMERSIBLES (3)

# Noble Joe Alford             36-38    Contract commenced on 11/05/2004 through +/- 12/27/2005. Next to ADTI for +/- 25 days @
                                        $39-41. Rig scheduled to be down 5 days in 9/2005 for inspection.

# Noble Lester Pettus          29-31    Contract commenced on 9/26/2004 for 2 wells through +/- 1/25/2005. Then to Petsec for +/- 30 days @ $32-34. Rig scheduled to be down 7 days in 6/2005 for inspection.

Noble Fri Rodli                27-29    Contract commenced on 10/15/2004 for +/- 75 days. Next well with Unocal @ $38-40.
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                                                                  YEAR                                                   ANTICIPATED
                                                                 BUILT /     WATER                                        CONTRACT
RIG                         RIG DESIGN                          REBUILT      DEPTH         LOCATION         OPERATOR      EXPIRATION
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
INTERNATIONAL(47)
-----------------

MEXICO JACKUPS (8)

Noble Lewis Dugger          Levingston Class 111-C (T)          1977/1997     300'-IC      Bay of Campeche     Pemex         1/2005

# Noble Gene Rosser         Levingston Class 111-C (T)          1977/1996     300'-IC      Bay of Campeche     Pemex         4/2005

Noble Sam Noble             Levingston Class 111-C (T)            1982        300'-IC      Bay of Campeche     Pemex         9/2005

Noble John Sandifer         Levingston Class 111-C (T)          1975/1995     300'-IC      Bay of Campeche     Pemex         6/2005

# Noble Johnnie Hoffman     BakMar BMC 300 IC (T) (Z)           1976/1993     300'-IC      Bay of Campeche     Pemex         7/2005

# Noble Leonard Jones       MLT Class 53-E.R.C. (T)             1972/1998     390'-IC      Bay of Campeche     Pemex         6/2005

Noble Earl Frederickson     MLT Class 82-SD-C (T) (Z)           1979/1999     250'-IC      Bay of Campeche     Pemex         8/2006

# Noble Bill Jennings       MLT Class 84-E.R.C. (T)             1975/1997     390'-IC      Bay of Campeche     Pemex         7/2005

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff            Noble EVA 4000TM (T)                1981/1998    8,900'-DP     Brazil            Petrobras       5/2005

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius          Gusto Engineering Pelican Class (T) 1981/2002    5,900'-DP     Brazil            Petrobras      12/2004

Noble Muravlenko            Gusto Engineering Pelican Class (T) 1982/1997    4,000'-DP     Brazil            Petrobras       3/2005

# Noble Roger Eason         Neddrill (T)                        1977/2004    7,200'-DP     Brazil            Shipyard
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(#) Denotes change from previous report.
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                         DAYRATE
RIG                       ($000)       COMMENTS
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
Noble Lewis Dugger         53-55       Anticipate 35-45 days of downtime in 1Q 2005 for spud can inspection and repairs.

# Noble Gene Rosser        48-50       Anticipate 7-10 days of downtime in 1Q 2005 for spud can inspection. Received notice from
                                       Pemex to exercise the 20% contract extension, +/- 179 days from 4/02/2005.

Noble Sam Noble            49-51       Anticipate 3-5 days of downtime in 4Q 2004 for top drive inspection and 7-10 days of downtime in 1Q 2005 for inspection.

Noble John Sandifer        49-51       Anticipate 7-10 days of downtime in 4Q 2005 for inspection.

# Noble Johnnie Hoffman    49-51       Anticipate 3-5 days of downtime in 4Q 2004 for new crane installation and 8-12 days of downtime in 2Q 2005. Anticipate receiving a tender from Pemex in January 2005 for a mid-
                                       July 2005 start for +/- 730 days.

# Noble Leonard Jones      48-50       Anticipate 7-10 days of downtime in 1Q 2005 for inspection. Anticipate receiving a tender from Pemex in January 2005 for a June 2005 start for +/- 460 days.

Noble Earl Frederickson    39-40

# Noble Bill Jennings      50-52       Anticipate 7-10 days of downtime in 3Q 2005 for inspection. Anticipate receiving a tender from Pemex in January 2005 for July 2005 start for +/- 480 days.

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff          138-140      Rig experienced 5 days of downtime in November 2004. Rig scheduled to be in shipyard for
                                       +/- 60-90 days commencing +/- June 2005 for periodic special survey.

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius        109-111      Contract extended from 1/01/2005 through 6/2006 @ $93-95. Rig scheduled to be in shipyard for periodic survey for +/- 30-45 days in 3Q 2005.

Noble Muravlenko           71-73       Contract commenced on 10/08/2004 for 160 days. Rig experienced 5 days of downtime in
                                       October 2004.

# Noble Roger Eason                    Rig in drydock for repair and upgrade to 2200 meters through +/- 12/15/2004. Next to
                                       Petrobras on +/- 12/28/2004 for a 700-day contract @ $95-97.

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                                                                  YEAR                                                   ANTICIPATED
                                                                 BUILT /     WATER                                        CONTRACT
RIG                         RIG DESIGN                          REBUILT      DEPTH         LOCATION         OPERATOR      EXPIRATION
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
NORTH SEA JACKUPS (8)

# Noble Al White            CFEM T-2005 C (T)                   1982/1997     360'-IC     Netherlands        Wintershall    7/2005

Noble Byron Welliver        CFEM T-2005 C (T)                     1982        300'-IC     Denmark              Maersk       9/2005

# Noble Kolskaya            Gusto Engineering (T)               1985/1997     330'-IC     Netherlands        Wintershall    3/2005

Noble George Sauvageau      NAM (T)                               1981        250'-IC     Netherlands       Gas de Franz   11/2005

# Noble Ronald Hoope        MSC/CJ46 (T)                          1982        250'-IC     Netherlands     Tullow Oil & Gas  1/2005

Noble Piet van Ede          MSC/CJ46 (T)                          1982        250'-IC     Netherlands       Gaz de Franz   11/2005

Noble Lynda Bossler         MSC/CJ46 (T) (Z)                      1982        250'-IC     Netherlands        CH4 Energy     1/2005

# Noble Julie Robertson     Baker Marine Europe Class (T)       1981/2000   390'-IC***    United Kingdom    Gaz de Franz    2/2005

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld   Offshore SCP III Mark 2 (T)         1979/2000     1,500'      United Kingdom       Apache       2/2005


WEST AFRICA JACKUPS (6)

Noble Tommy Craighead       F&G L-780 MOD II-IC (T)             1982/1990     300'-IC     Nigeria               Addax       1/2006

Noble Percy Johns           F&G L-780 MOD II-IC (T)             1981/1995     300'-IC     Nigeria            ExxonMobil     3/2006

Noble Roy Butler            F&G L-780 MOD II-IC (T)             1982/1996   300'-IC****   Nigeria           ChevronTexaco   5/2006

Noble Ed Noble              MLT Class 82-SD-C (T)               1984/1990     250'-IC     Nigeria            ExxonMobil     9/2006

Noble Lloyd Noble           MLT Class 82-SD-C (T)               1983/1990     250'-IC     Nigeria           ChevronTexaco   5/2006

Noble Don Walker            BakMar BMC 150 IC (T)               1982/1992     150'-IC     Nigeria             MoniPulo      6/2005

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington    F&G 9500 Enhanced Pacesetter (T)    1985/2000     6,000'      Nigeria            ExxonMobil     6/2006

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(#) Denotes change from previous report.
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                           DAYRATE
RIG                        ($000)       COMMENTS
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
# Noble Al White             57-59       Contract from Wintershall for the 1Q 2005 @ $57-59, 2Q 2005 @ $58-60, plus options. Rig anticipated to be down for +/- 21 days in 2Q 2005 for inspection and top drive replacement.

Noble Byron Welliver         52-54       Rig anticipated to be down for +/- 5 days in 3Q 2005 for inspection.

# Noble Kolskaya             57-59       Dayrate increased to $57-59 effective 10/01/2004. Rig anticipated to be down for +/- 5 days in 2Q 2005 for top drive inspection.

Noble George Sauvageau       58-59       Anticipate +/- 5 days downtime in 2Q 2005 for inspection.

# Noble Ronald Hoope         53-55       Contract commenced on 10/21/2004 for +/- 75 days.  LOI from Venture Production for a nine month contract commencing +/- 3/01/2005 @ $62-64 plus option at mutually agreed rate.

Noble Piet van Ede           53-55       Anticipate +/- 5 days downtime in 3Q 2005 for inspection.

Noble Lynda Bossler          51-53

# Noble Julie Robertson      54-56       Contract commenced 12/7/2004. Option well @ $56-58. Then to Caledonia EU Ltd. for +/- 60 days @ $64-66, plus two option wells @ $66-68.

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld    59-61       Contract commenced 12/14/2004. LOI from Marathon for a +/- 2/01/2005 start for +/- 50 days
                                         @ $63-65. Then to Kerr-McGee on +/- 4/15/2005 for 6 months @ $84-86. Anticipate +/- 14 days downtime prior to the Marathon contract for inspection and top drive replacement.


WEST AFRICA JACKUPS (6)

Noble Tommy Craighead        47-49

Noble Percy Johns            50-52

Noble Roy Butler             51-53

Noble Ed Noble               46-48

Noble Lloyd Noble            49-51

Noble Don Walker             48-49       Contract commenced on 10/15/2004.

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington    128-131      Contract commenced 11/30/2004.

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(#) Denotes change from previous report.
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                                                                  YEAR                                                   ANTICIPATED
                                                                 BUILT /     WATER                                        CONTRACT
RIG                         RIG DESIGN                          REBUILT      DEPTH         LOCATION         OPERATOR      EXPIRATION
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
ARABIAN GULF JACKUPS (13)

# Noble Kenneth Delaney     F&G L-780 MOD II-IC (T)             1983/1998      300'-IC    UAE (Abu Dhabi)        NDC         5/2006

# Noble George McLeod       F&G L-780 MOD II-IC (T)             1981/1995      300'-IC    UAE (Abu Dhabi)        NDC         6/2006

Noble Jimmy Puckett         F&G L-780 MOD II-IC (T)             1982/2002      300'-IC    Qatar                Ras Gas       4/2005

Noble Crosco Panon          Levingston Class 111-C (T)          1976/2001      300'-IC    Qatar                 Total        3/2005

Noble Gus Androes           Levingston Class 111-C (T)          1982/1996      300'-IC    UAE (Abu Dhabi)     Total ABK     12/2005

# Noble Chuck Syring        MLT Class 82-C (T)                  1976/1996      250'-IC    Qatar             QatarGas III     9/2005

# Noble Charles Copeland    MLT Class 82-SD-C (T)               1979/2001      250'-IC    Qatar                Maersk        2/2005

Noble Roy Rhodes            MLT 116-C (T)                         1979       300'-IC****  UAE (Dubai)            DPC         1/2006

Noble Dhabi II              Baker Marine-150 (T)                  1982         150'-IC    UAE (Abu Dhabi)       ADOC         7/2006

Noble Gene House            Modec 300-C (T)                       1981         300'-IC    Qatar                Ras Gas      12/2004

# Noble Dick Favor          BakMar BMC 150 IC (T)               1982/1993      150'-IC    UAE (Sharjah)       Shipyard

Noble Cees van Diemen       Modec 300-C (T)                       1981         300'-IC    Qatar                Ras Gas       2/2007

Noble David Tinsley         Modec 300-C (T)                       1981         300'-IC    UAE (Sharjah)       Shipyard

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg          MLT Class 82-C (T)                  1976/1996      250'-IC    Croatia              CROSCO        3/2005

INDIA JACKUPS (2)

Noble Ed Holt               Levingston Class 111-C (T)          1981/1994      300'-IC    India                 ONGC         3/2006

Noble Charlie Yester        MLT 116-C (T)                         1979         300'-IC    India                 ONGC        12/2006

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(# ) Denotes change from previous report.
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                           DAYRATE
RIG                        ($000)       COMMENTS
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
# Noble Kenneth Delaney       50-51       Rig scheduled to be in the shipyard for +/- 45 days in 2Q 2005.

# Noble George McLeod         50-51       Rig scheduled to be in the shipyard for +/- 60 days in 1Q 2005.

Noble Jimmy Puckett           51-53       Rig scheduled to be in the shipyard for +/- 45 days in 2Q 2005.

Noble Crosco Panon            44-46       Received contract from Total E&P for a 9 month term from 3/2005 @ $50-52.

Noble Gus Androes             53-55       Received a one year contract extension from 12/2004 @ $53-55.

# Noble Chuck Syring          50-52       Contract commenced 11/13/2004 for QatarGas III (ConocoPhillips) for two wells, +/- 300 days.

# Noble Charles Copeland      51-53       One year extension from 2/2005 @ $52-54. Rig scheduled to be in shipyard for +/- 14 days in 2Q 2005.

Noble Roy Rhodes              51-53

Noble Dhabi II                39-40       Rig scheduled to be in the shipyard for +/- 45 days in 1Q 2005.

Noble Gene House              54-56       Contract commenced 10/24/2004 for +/- 60 days. Then to Dolphin Energy for two years commencing +/- 1/01/2005 @ $59-60. Rig scheduled to be in shipyard for +/- 14 days in
                                          4Q 2005.

# Noble Dick Favor                        Rig released on 12/8/2004. LOI from Anadarko for a +/- 90-day program to commence +/-
                                          2/01/2005 @ $50-51

Noble Cees van Diemen         54-56

Noble David Tinsley                       Exercised purchase option on 10/28/2004. Rig in shipyard for upgrade and refurbishment.
                                          Received a LOA from Ras Gas for 500-day contract @ $54-56 to commence +/- 2/15/2005.

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg            29-30       Bareboat Charter to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt                 48-49

Noble Charlie Yester          50-51       Rig scheduled for +/- 14 days downtime in 1Q 2005.

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(# ) Denotes change from previous report.
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                                                                  YEAR                                                   ANTICIPATED
                                                                 BUILT /     WATER                                        CONTRACT
RIG                         RIG DESIGN                          REBUILT      DEPTH         LOCATION         OPERATOR      EXPIRATION
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
FAR EAST
SEMISUBMERSIBLES (3)

Noble Dave Beard            F&G 9500 Enhanced Pacesetter       1986            10,000'      Dalian, China   Shipyard

Bingo 9000 - Rig 3          Trosvik Bingo 9000                 1999         10,000' *****   Dalian, China   Shipyard

Bingo 9000 - Rig 4          Trosvik Bingo 9000                 1999         10,000' *****   Dalian, China   Shipyard

FAR EAST JACKUP (1)

Noble Mark Burns            Levingston Class 111-S             1980        300' -IS******   Dalian, China   Shipyard
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                           DAYRATE
RIG                        ($000)       COMMENTS
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
Noble Dave Beard

Bingo 9000 - Rig 3                        Baredeck hull.

Bingo 9000 - Rig 4                        Baredeck hull.

FAR EAST JACKUP (1)

Noble Mark Burns                          Scheduled to mobilize rig to the Middle East on +/- 12/25/2004 with an ETA of +/-
                                          1/10/2005. Will incur mobilization cost of +/- $3.8 million in 4Q 2004.  Will commence upgrade to 300' water depth, 60' cantilever reach and 160 person quarters upon receipt of a contract commitment from an operator.
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(# ) Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) The rig is currently equipped to operate in 230' of water. Anticipate fabricating leg extensions to enable the rig to operate in up to 300' of water.

5